                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report:  May 20, 2003

                          ROBOTIC VISION SYSTEMS, INC.
               (Exact name of Registrant as specified in charter)

    Delaware                       000-8623                         11-2400145
(State or other              (Commission File No.)                 (IRS Employer
jurisdiction of                                                   Identification
 incorporation)                                                       Number)

486 Amherst Street, Nashua, NH                                          03063
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:  (781) 302-2439

ITEM 9.  REGULATION FD DISCLOSURE

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Robotic Vision Systems, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Pat V. Costa, Chairman, President, CEO and acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     /s/ Pat V. Costa
                                                     ---------------------------
                                                     Pat V. Costa
                                                     Chairman, President, CEO
                                                     and Acting Chief Financial
                                                     Officer

May 20, 2003

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 20, 2003                         ROBOTIC VISION SYSTEMS, INC.
                                                     (registrant)

                                             By: /s/ Pat V. Costa
                                                ------------------------------
                                                Pat V. Costa
                                                Chairman and Chief Executive
                                                Officer